Investor Presentation FIG Partners CEO Forum Jan. 31 – Feb. 1, 2018 Jim Ford President & CEO Dave Kinross EVP CFO

Forward-Looking Statements 2 Certain matters discussed herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained herein that are not historical facts, such as statements regarding the Company’s current business strategy and the Company’s plans for future development and operations, are based upon current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates, a decline in economic conditions at the international, national or local level on the Company’s results of operations, the Company’s ability to continue its internal growth at historical rates, the Company’s ability to maintain its net interest margin, and the quality of the Company’s earning assets; (3) changes in the regulatory environment; (4) fluctuations in the real estate market; (5) changes in business conditions and inflation; (6) changes in securities markets; (7) the expected cost savings, synergies and other financial benefits for the Folsom Lake Bank (“FLB”) acquisition might not be realized within the expected time frames or at all; and (8) the other risks set forth in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2016. Therefore, the information set forth in such forward-looking statements should be carefully considered when evaluating the business prospects of the Company. Central Valley Community Bancorp will undertake no obligation to revise or publically release any revision or update to the forward looking statements to reflect events or circumstances that occur after the date on which statements were made.

Experienced Management Team 3 Executive Position Years at CVCY Years of Experience James M. Ford President & CEO 4 38 David A. Kinross EVP, Chief Financial Officer 12 28 Gary D. Quisenberry EVP Commercial & Business Banking 18 33 Lydia E. Shaw EVP Community Banking 11 33 Patrick J. Carman EVP, Chief Credit Officer 9 46

Overview 4 NASDAQ Symbol CVCY Market Capitalization $293.8 Million Institutional Ownership 42% Insider Ownership 10% Total Assets $1.66 Billion Headquarters Fresno, CA Number of Branches 24 Year Established 1980 Strategic Footprint Bakersfield to Sacramento 24 Branches in 9 Contiguous Counties As of December 31, 2017

Financial Highlights 5 2017 2016 2015 Total Assets $1.66 Billion $1.44 Billion $1.28 Billion Net Income $14.03 Million $15.18 Million $10.96 Million Diluted EPS $1.10 $1.33 $1.00 Net Interest Margin 4.41% 4.09% 4.01% ROA 0.94% 1.15% 0.90% ROE 7.69% 9.84% 8.12% Cash Dividends per share $0.24 $0.24 $0.18 Total Cost of Funds 0.08% 0.09% 0.09% NPAs to Total Assets 0.18% 0.18% 0.19% Leverage Capital Ratio 9.71% 8.75% 8.65% Common Equity Tier 1 Ratio 12.90% 12.48% 13.44% Tier 1 Risk Based Capital Ratio 13.28% 12.74% 13.79% Total Risk Based Capital Ratio 14.07% 13.72% 15.04%

Attractive Investment Opportunity 6 As of December 31, 2017 Source: NASDAQ Monthly Closing Price Data 0 5 10 15 20 25 1/1/2010 1/1/2011 1/1/2012 1/1/2013 1/1/2014 1/1/2015 1/1/2016 1/1/2017 Pr ic e CVCY Stock Price

Growing Franchise 7 Note: Acquisitions of Visalia Community Bank occurred on July 1, 2013, Sierra Vista Bank occurred on October 1, 2016, and Folsom Lake Bank occurred on October 1, 2017 853,078 986,924 1,157,483 1,222,526 1,321,007 1,491,696 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 2012 2013 2014 2015 2016 2017 Th ou sa nd s Average Total Assets

Strong Net Income and NIM 8 7,520 8,250 5,294 10,964 15,182 14,026 17,561 4.21 4.09 4.11 4.01 4.09 4.41 3.80 3.90 4.00 4.10 4.20 4.30 4.40 4.50 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 2012 2013 2014 2015 2016 2017 2017* Pe rc en t Th ou sa nd s Net Income Net Interest Margin * Excluding DTA revaluation

Solid Earnings 9 0.88 0.84 0.46 0.90 1.15 0.94 1.18 6.56 6.89 4.06 8.12 9.84 7.69 9.62 - 2.00 4.00 6.00 8.00 10.00 12.00 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 2012 2013 2014 2015 2016 2017 2017* R O A E Pe rc en t R O A A P er ce nt ROAA / ROAE ROAA ROAE * Excluding DTA revaluation

Steady Deposit Growth and Lowest Cost of Funds 10 719,601 848,493 1,006,560 1,065,798 1,144,231 1,284,305 0.23 0.15 0.11 0.09 0.09 0.08 0.00 0.05 0.10 0.15 0.20 0.25 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 2012 2013 2014 2015 2016 2017 Pe rc en t Th ou sa nd s Average Total Deposits Avg Deposits Cost of Funds

Attractive Deposit Mix 11 Non-Interest Bearing 41% Now/Savings 29% Money Market 21% TCDs 9% As of December 31, 2017 Total Deposits = $1.43 Billion

Loan Totals and Yield 12 394,575 445,300 533,531 578,899 644,282 790,504 6.06 5.96 5.53 5.27 5.29 5.51 4.80 5.00 5.20 5.40 5.60 5.80 6.00 6.20 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 2012 2013 2014 2015 2016 2017 Pe rc en t Th ou sa nd s Average Total Loans Total Loans Loan Yield

Well Diversified Loan Portfolio 13 Commercial & Industrial, 11% Agriculture Production & Land, 10% Owner Occupied Real Estate, 23% R/E Construction & Land, 11% Commercial Real Estate, 30% Other Real Estate, 3% Equity Loans and Lines, 8% Consumer & Installment, 3% As of December 31, 2017 Excludes Deferred Loan Fees Total Loans = $901 Million

Agricultural Loan Commitments 14 Almonds 20% Table Grapes 4% Open Land 19% Walnuts 9% Wine Grapes 6% Other 12% Tomatoes 2% Raisins 6% Cherries 9% Tree Fruit 8% Cotton 1% Pistachios 3% Citrus 1% As of December 31, 2017

Conservative Investment Portfolio 15 US Government Agencies 11% Municipal Securities 24% Agency CMO, MBS & Other Securities 54% Fed Funds Sold 10% Equity Mutual Funds 1% As of December 31, 2017 Total = $605 Million Yield = 3.19% Duration 3.48 Years

On the Horizon 16 Organic Loan Growth Assimilate FOLB Acquisition in 2018 Improve Efficiencies Fee Income Improvements Execute Branch Footprint Optimization Strategy Monitor Agriculture Impacts from Water, Regulation, Labor and Global Pricing

17 Investing in Relationships